ADVANCED SERIES TRUST
AST T. Rowe Price Large-Cap Growth Portfolio

Supplement dated June 6, 2022 to the Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for the AST T. Rowe Price Large-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus.

New Subadvisory Arrangements, Strategy Changes, and Name Change

The Board of Trustees of the Trust, on behalf of the Portfolio, approved the following changes: (i) adding Jennison Associates LLC, ClearBridge Investments, LLC, and Massachusetts Financial Services Company as subadvisers to the Portfolio, to serve alongside T. Rowe Price Associates, Inc.; (ii) changing the name of the Portfolio to the “AST Large-Cap Growth Portfolio”; (iii) changing the investment objective of the Portfolio; and (iv) revising the investment strategy of the Portfolio. These changes are expected to become effective on June 13, 2022.

To reflect these changes, the Prospectus relating to the Portfolio is hereby revised as follows, effective June 13, 2022:

A.	All references in the Prospectus to “AST T. Rowe Price Large-Cap Growth Portfolio” are hereby changed to “AST Large-Cap Growth Portfolio.”
B.

The description of the Portfolio’s principal investment objective in the “SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO – INVESTMENT OBJECTIVE” section of the Prospectus is hereby deleted and replaced with the following description: The investment objective of the Portfolio is to seek long-term growth of capital.

C.

The description of the Portfolio’s principal investment strategies in the “SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO – INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies. Large companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $14 billion as of March 31, 2022, and the largest company by market capitalization was approximately $2.8 trillion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Subadvisers generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may at times invest significantly in certain sectors, such as the technology sector.

D.	The table in the “SUMMARY: AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick Babich	Portfolio Manager	June 2022
AST Investment Services, Inc.		Jeffrey Peasley	Portfolio Manager	June 2022
	ClearBridge Investments, LLC	Peter Bourbeau	Portfolio Manager	June 2022
		Margaret Vitrano	Portfolio Manager	June 2022
	Massachusetts Financial Services Company	Eric Fischman	Portfolio Manager	June 2022
		Paul Gordon	Portfolio Manager	June 2022
		Bradford Mak	Portfolio Manager	June 2022
	T. Rowe Price Associates, Inc.	Taymour R. Tamaddon, CFA	Portfolio Manager	January 2017
	Jennison Associates LLC	Blair Boyer	Managing Director, Co-Head of Large Cap Growth Equity and Large Cap Growth Equity Portfolio Manager	June 2022
		Michael A. Del Balso	Managing Director and Large Cap Growth Equity Portfolio Manager	June 2022
		Rebecca Irwin	Managing Director and Large Cap Growth Equity Portfolio Manager	June 2022
		Natasha Kuhlkin, CFA	Managing Director, Large Cap Growth Equity Portfolio Manager and Research Analyst	June 2022
		Kathleen A. McCarragher	Managing Director, Head of Growth Equity and Large Cap Growth Equity Portfolio Manager	June 2022
E.

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO – Investment Objective” is hereby deleted and replaced with the following description: to seek long-term growth of capital.

F.

The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO – Principal Investment Policies” is hereby deleted and replaced with the information set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in the common stocks of large companies. Large companies are defined as those companies with market capitalizations (measured at the time of purchase) within the market capitalization of the Russell 1000® Index. The Russell 1000® Index had a median market capitalization of approximately $14 billion as of March 31, 2022, and the largest company by market capitalization was approximately $2.8 trillion as of that date. The size of the companies in the Russell 1000® Index will change with market conditions. The Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Subadvisers generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may at times invest significantly in certain sectors, such as the technology sector.

Jennison Associates LLC (Jennison) normally invests its segment of the Portfolio’s assets primarily in the equity and equity-related securities of large capitalization companies. Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and that Jennison believes are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process for its segment of the Portfolio. Securities in which Jennison invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Jennison segment of the Portfolio is not likely to receive significant dividend income on its portfolio securities. Jennison’s portfolio managers may focus on companies experiencing some or all of the following: strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, superior management, and financial strength. Such companies generally trade at high prices relative to their current earnings. Jennison considers selling or reducing a stock position when, in the opinion of its portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Massachusetts Financial Services Company (MFS) normally invests its segment of the Portfolio’s assets primarily in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts. MFS focuses on investing its segment of the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest its segment of the Portfolio’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS may invest a portion of its segment of the Portfolio’s assets in foreign securities. MFS normally invests its segment of the Portfolio’s assets across different industries and sectors, but MFS may invest a significant percentage of the Portfolio’s assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issues. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. MFS may consider one or more ESG factors alongside other, non-ESG factors in the fund’s investment decisions but those ESG factors are generally no more significant than other factors in the investment selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular investment in the portfolio. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

T. Rowe Price Associates, Inc. (T. Rowe Price) normally invests its segment of the Portfolio primarily in common stocks of large capitalization companies. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. T. Rowe Price will generally look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While the majority of the assets attributed to this investment category managed by T. Rowe Price will be invested in U.S. common stocks, assets may also be invested in foreign stocks. T. Rowe Price may also invest a portion of its segment of the Portfolio in privately held companies and companies that only recently began to trade publicly. In pursuing its investment objective, T. Rowe Price has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that it believes will provide an opportunity for substantial appreciation. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

ClearBridge Investments, LLC (ClearBridge) normally invests its segment of the Portfolio primarily in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. The core holdings of the strategy are large capitalization companies that ClearBridge believes to be dominant in their industries due to product, distribution, or service strength. ClearBridge emphasizes individual security selection while diversifying the strategy’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy, and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. The portfolio managers may sell a security if it no longer meets the strategy’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities. ClearBridge will utilize its fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains, and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.  ClearBridge may consider one or more ESG factors alongside other, non-ESG factors in the fund’s investment decisions but those ESG factors are generally no more significant than other factors in the investment selection process, such that ESG factors may not be determinative in deciding to include or exclude any particular investment in the portfolio.

AST Large-Cap Growth Portfolio

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the Portfolio’s asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments’ Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi- manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day- to-day management of the department that selected money managers for Advest’s wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

Jennison Segment. The Jennison portfolio managers who are jointly and primarily responsible for the day-to-day management of the Jennison segment of the Portfolio are Michael A. Del Balso, Kathleen A. McCarragher, Blair A. Boyer, Natasha Kuhlkin, CFA, and Rebecca Irwin.

Michael A. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia University.

Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.

Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen’s University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.

The portfolio managers for the Jennison segment of the Portfolio are supported by other Jennison portfolio managers, research analysts, and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

MFS Segment. The MFS portfolio managers who are jointly and primarily responsible for the day-to-day management of the MFS segment of the Portfolio are Eric Fischman, Paul Gordon, and Bradford Mak.

Eric Fischman, an Investment Officer of MFS, is a co-manager of the MFS segment of the Portfolio. He has been employed in the investment area of MFS since 2000.

Paul Gordon, an Investment Officer of MFS, is a co-manager of the MFS segment of the Portfolio. He has been employed in the investment area of MFS since 2004.

Bradford Mak, an Investment Officer of MFS, is a co-manager of the MFS segment of the Portfolio. He has been employed in the investment area of MFS since 2010.

Each portfolio manager of the MFS segment of the Portfolio is jointly and primarily responsible for the day-to-day management of the MFS segment the Portfolio.

T. Rowe Price Segment. T. Rowe Price manages the T. Rowe Price segment of the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the T. Rowe Price segment of the Portfolio and works with the Committee in developing and executing the T. Rowe Price segment of the Portfolio’s investment program. Taymour R. Tamaddon is the Investment Advisory Committee Member primarily responsible for the T. Rowe Price segment of the Portfolio. Taymour R. Tamaddon is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price. He is the lead portfolio manager for the US Large-Cap Growth Equity Strategy in the US Equity Division. He is a vice president and Investment Advisory Committee member of the Health Sciences, Mid-Cap Growth, New America Growth, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. He is also a vice president of the T. Rowe Price Institutional International Funds, Inc., and the T. Rowe Price International Funds, Inc. He joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Mr. Tamaddon was employed by Amazon.com in the areas of finance and merchandizing. He was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Mr. Tamaddon earned a BS in applied physics, cum laude, from Cornell University. He also holds an MBA from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Mr. Tamaddon has also earned the Chartered Financial Analyst designation.

ClearBridge Segment. The ClearBridge portfolio managers who are jointly and primarily responsible for the day-to-day management of the ClearBridge segment of the Portfolio are Peter Bourbeau and Margaret Vitrano.

Peter Bourbeau is a Managing Director and Portfolio Manager. Peter co-manages the Large Cap Growth and All Cap Growth strategy products. Peter joined predecessor firm Shearson Asset Management in 1991 and has over 30 years of investment industry experience. During his career, Peter has worked in trading, fund management, research, and investment marketing. A graduate of the University of Florida, Peter obtained his MBA from Fordham University.

Margaret Vitrano is a Managing Direcor and Portfolio Manager. Margaret co-manages the Large Cap Growth and All Cap Growth strategies. Margaret has over 25 years of investment industry experience and joined a ClearBridge predecessor organization in 1997. Margaret is a member of the ClearBridge Management Committee. From 2006-2009, Margaret served on the firm’s 401(k) Investment Committee, which is responsible for choosing and overseeing investments for the firm’s employee retirement plan. Prior to her role at ClearBridge, Margaret was a Research Analyst for the Consumer Discretionary sector at Citigroup. Margaret earned her MBA from the Wharton School of the University of Pennsylvania and a BA in Public Policy Studies and Art History from Duke University.

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